COMPOSITE TECHNOLOGY CORPORATION

Merriman Curhan Ford 4th Annual Investor Summit
Presentation
September 2007




DEWIND

Energy Efficient Conductors for Transmission
Novel Wind Turbines for Renewable Energy

Benton H Wilcoxon, CEO

This presentation contains forward-looking statements, as defined in the Securities Reform Act of 1995 (the "Reform Act"). The safe harbor for forward-looking statements provided to companies by the Reform Act does not apply to our Company. This presentation contains projections, predictions, estimates and other forward-looking information covering such topics as revenue and cash flow expectations, successful and timely development and market acceptance of products. These forward-looking statements are projections and predictions only and rely on assumptions about future events based on current expectations, planned business development efforts, near and long-term objectives, potential new business, strategies, organizational changes, changing markets, marketing efforts, future business performance and outlook. Although management believes that such assumptions are reasonable as of the date hereof, no assurances can be given, however, regarding the attainability of such statements or the reliability of the assumptions on which they are based. Actual events or results may differ materially from those made in any forward-looking statements due to a number of risks and uncertainties, including, without limitation, competition with larger companies, development of and demand for a new technology, our ability to convert quotations and framework agreements into firm orders, cash flow, securing sufficient quantities of essential raw materials, timely delivery by suppliers, ability to produce the turbines and acquire its components, ability to maintain quality control, collection-related and currency risks from international transactions, the successful outcome of joint venture and other negotiations, and our ability to manage growth. Please refer to the Company's most recent annual report and other recent filings with the Securities and Exchange Commission, which contain and identify additional information covering factors that could cause the results to differ materially from those contained in our projections or forward-looking statements including those that are found in the Company's Annual Report filed with the SEC on Form 10-K for fiscal year ended September 30, 2006 and subsequent Quarterly Reports on Form 10-Q and subsequent Current Reports filed on Form 8-K that will be included with or prior to the filing of the Company's next Quarterly or Annual Report.

Composite Technology Corporation

Corporate Structure

Composite Technology Corporation

Irvine, California

- OTC BB: CPTC
- Shares Outstanding: ~222 Million
- Float: ~134 Million
- Market Capitalization: ~$384 Million (1)

CTC Cable Corporation

- ACCC Core Production
- ACCC Hardware Production
- Core Sales
- Conductor Sales
- Licensing of Conductor Stranding

DeWind Inc

- Production & Sales of Advanced Model D8.2 Turbines
- Licensing of D6 & D8 Turbine Models
- Turbine R&D Operations
- Engineering Support

(1) As of 09/14/2007

Business Segments

CTC Cable

Produces and markets out patented ACCC conductor (Aluminum Conductor Composite Core), the most energy efficient overhead conductor available, which allows increased electrical transmission performance on tower systems compared with traditional conductors.



ACCC Conductor

DeWind

Develops, manufactures and sells state-of-the-art wind turbines. Our new 2 megawatt D8.2 turbine is the first turbine with direct output to the grid without the use of power conversion electronics.

With a 10 year history and 570 installations, these turbines have superior operating performance and reliability.


DEWIND

2MW DeWind D8.2

CTC CABLE CORPORATION




Aluminum
28% more Aluminum
Composite Core
Steel Core
ACCC Conductor
Traditional ACSR



CTC CABLE CORPORATION




Aluminum
28% more Aluminum
Composite Core
Steel Core
ACCC Conductor
Traditional ACSR



CTC CABLE CORPORATION

Large and Growing Market

$33M Booked Sales to Date

- Sales to China, US, and the UK

Significant transmission grid opportunity:

- US transmission projects out for RFQ - $11B in 2008. Over $80B projected in the next 5 years.
- Non-US market is considered to be over 10 times the US market.
- We are now in the China market with $100M plus 3 year contract.

Int'l Projects Quoted or in Engineering

Saudi Arabia	Oman
India	Indonesia
Argentina	Korea
Australia	Brazil
Baltic Countries	Chile
Germany	Libya
Spain	Russia



CTC CABLE CORPORATION

ACCC Conductor

The Most Energy Efficient Conductor:

- Replaces traditional ACSR's steel strength core with lighter, stronger aerospace composite core.
- More aluminum added to allow more electrical conductivity for greater efficiency and capacity.
- Reduction in line losses, which saves energy and allows a decrease in greenhouse gases by reducing required generation.



ACCC Conductor
Traditional Conductor



Baseline Temperature
10% Increase in Temperature
20% Increase in Temperature
Expected longevity >60 years
Initial Tensile Load (lbf)
20000
17500
15000
12500
10000
40
60
80
100
120
140
Predicted Longevity of Cable (year)

Source: AlphaStar Longevity Study

Core produced in Irvine, CA - ISO 9001:2000 plant certification:

- **Installed at over 70 locations worldwide – over 1,400 miles of installed lines and four year history of installations.**
- **Comprehensive, on-going product testing and rigorous quality assurance for all components including hardware.**
- **Backed by three year, no cost product warranty (can be extended to ten year warranty). No product warranty claims to date.**

CTC CABLE CORPORATION

Economic Benefits/Value Proposition

Reconductor Example – one 40 mile single circuit (modeled)

Baseline = ACSR Drake constrained line at 1,150 Maximum Apparent Power	Replace with ACCC Drake	Replace with ACSS - Drake
Conductive Aluminum Area (in kcmil)	1,020	795
Capital Cost for improvement	$5.5 million	$3.5 million
Capital cost payback in years	1.6	10.0
Internal Rate of Return	62%	7%
NPV at 12% discount rate (20 year)	$17.8 million	($1.1) million
Line loss Reduction vs. ACSR Drake	34%	3%
Annual CO2 emissions reduction vs ACSR Drake	27,780 tons	2,750 tons
Annual Value of line loss reduction @ $0.05/KWh	$2,734,000	$271,000
Annual Value of reduced CO2 emissions at $26/ton	$722,000	$71,500
Annual value of reduced line losses and emissions	$3,456,000	$342,500

Example based on a 40 mile circuit Drake sized conductor replacement. Annual line loss comparisons were made at 1,400 Amps maximum peak power, 1,150 Amps average of base, intermediate, and peak loads. Additional revenue potential for higher capacity ACCC was not factored into IRR or NPV. CO2 savings based on Natural Gas Generation.

- Revenue potential not quantified but ACCC represents 72% greater peak capacity than ACSR for this model
- Real world anecdotal evidence supports our model. One of our customers recently reported measured 32% line loss reductions

CTC CABLE CORPORATION

Conductor Comparison

** User Defined Variables Appear in Yellow Boxes

	# 1	# 2	# 3	# 4
Type	ACCC/TW	ACSR	ACSS	ACCC/TW
Code Name	DRAKE	DRAKE	DRAKE	HAWK
Aluminum Area (kcmils)	1020	795	795	611
Diameter (inches)	1.108	1.107	1.107	0.858
Rated Strength (pounds)	41,100	31,500	25,900	23,200
Weight (lbs per kft)	1,046	1,093	1,093	624
AC Resistance at 25C (ohms/kft)	0.01720	0.02210	0.02150	0.02830
AC Resistance at 75C (ohms/kft)	0.02060	0.02640	0.02580	0.03400
Conductors Per Bundle:	1	1	1	2

	Degrees C	# 1	# 2	# 3	# 4
Ampacity at Temperatures: (Degrees C)	60	829	732	740	1214
	80	1073	948	959	1559
	100	1257	1110	1122	1818
	140	1535	1357	1370	2209
	180	1753	1551	1564	2514
Net Power (MW): (Degrees C)	60	322	283	286	480
	80	412	362	367	615
	100	478	420	425	715
	140	574	503	508	864
	180	644	564	569	979
% RTS @ Initial (Reference) Temperature (Each Conductor) (%):		16	20	24	20
Associated Tension at Tower (lbs):		6,576	6,300	6,216	9,280
SAG (feet): (Degrees C)	60	22.20	27.28	26.44	19.32
	80	22.33	29.59	27.55	19.43
	100	22.45	30.89	28.66	19.54
	140	22.70	33.03	30.85	19.75
	180	22.96	35.11	32.99	19.97
Ice Load Sag (Each Conductor) (ft):		17.30	19.08	19.36	15.40
Associated Tension at Tower (lbs):		10,608	9,923	9,783	15,721
% RTS (Each Conductor):		25.8%	31.5%	37.8%	33.9%

Maximum Apparent Power @ 1,150 Amps

	# 1	# 2	# 3	# 4
Gross Power (MVA):	458	458	458	458
Line Losses (MVA):	18	24	24	13
Net Power (MVA):	440	434	434	445
Conductor Temperature (C):	88	106	104	57

LINE LOSS COMPARISON:

	# 1	# 2	# 3	# 4
Net Power / Month (MWh):	316,892	312,335	312,786	320,206
Losses / Month (MWh):	12,950	17,507	17,056	9,636
Losses / Month ($):	$647,519	$875,365	$852,802	$481,796
Losses / Year ($):	$7,770,229	$10,504,374	$10,233,626	$5,781,548
Line losses expressed as a percentage of total power:	4.09%	5.61%	5.45%	3.01%
Difference in Losses Per Year (MWh):	---	4,557	4,106	-3,314
Difference in Losses Per Year ($):	---	$2,734,145	$2,463,396	-$1,988,682
Line Loss Emissions (Metric Tons Per Year):	78,950	106,730	103,980	58,744
CO2 Emission Differences (Metric Tons Per Year):	---	27,780	25,030	-20,206
Line Loss and Emission Differences (%):	---	35%	32%	-26%
Value of Carbon Emission Reduction ($USD):	---	$722,292	$650,767	($525,360)
Equivalent Reduction in Automobiles Per Year:	---	5,051	4,551	-3,674
Net Value Per Year (Loss Reduction and CO2 Credits):	---	$3,456,437	$3,114,164	-$2,514,041

Conditions and Assumptions:

25	Ambient Temperature (°C)
40	Line Length (miles)
230	Voltage (kV)
2	Wind Speed (ft/sec)
1,000	Elevation (ft)
38	Latitude (degrees)
11	Time of Day (24 hour)
90	Azimuth
0.5	Absorptivity
0.5	Emissivity

Average Power Demand Calculation:

Amps:	
900	Base
1,100	Intermediate
1,400	Peak
Percentage:	
20%	Base
50%	Intermediate
30%	Peak
1,150	Average Amps

Tension and Sag:

15	Reference Temperature (°C)
1,000	Ruling Span (ft)

Ice Load Sag:

-20	Ice load Sag Temperature (°c)
0.25	Radial Ice Thickness (in)



Net Power (MVA)
446
444
442
440
438
436
434
432
430
428
426
1
2
3
4
5
6
7
Conductor #

Economic and Environmental Factors:

$0.05	Cost Per Kilowatt Hour (enter)
Natural Gas	Fuel Type (select from drop down)
1.12	CO2 Emissions per kWh (lbs)
0.489	Enter Emission Value per kWh (lbs)
$25.00	CO2 Value Per Metric Ton (enter)

RED TEXT	Exceeds Conductor Rating!!!

* Note: All "Differences" Are Compared to Conductor # 1 in 1st Column. Ampacity and Power Values based on IEEE 738 Standards. Sag and Tension Values based on Numerical Sag Method (Overhead Conductor Manual). Err

CTC CABLE CORPORATION

Conductor Sales & Marketing

Strategy is to expand customer base beyond China successes

US sales & marketing efforts:

- Increase effort at CEO/President level and with regulatory bodies. Message efficiency benefits and total cost of ownership to prove ACCC conductors superior economic return to both utilities and utility ratepayers
- Market adoption gaining momentum – generating repeat orders and signing new customers. Working on "stocking" orders with existing customers.

International opportunities represent 90% of market:

- Maintain and build on China success: 3 year contract with escalating quarterly minimums. Over 1,800 KM of product ordered to date.
- Target decision making bodies (UK/Middle East/France/India/Indonesia/Brazil) to leverage regulatory acceptance.
- Focus on selected utilities in large geographic/hot weather climates where ACCC is vastly superior to ACSR and where transmission bottlenecks limit economic expansion such as Middle East, India, Indonesia, and Brazil.
- ACCC distribution & ACCC core aluminum stranding license relationships are the key to this strategy: Provides local product content due to the value of aluminum; Provides a local sales force.

CTC CABLE CORPORATION

Manufacturing



- ISO 9001:2000 certified
- 100,000 square foot ACCC core manufacturing in Irvine, California
- Production consists of 11 pultruder machines which equals 7,700 miles/yr, expandable to 20,000 miles/yr.

ACCC Composite Core Production
(Irvine, CA)

→

Aluminum Stranding

- General Cable (USA)
- Lamifil (Belgium)
- Midal (Bahrain)
- Far East (China)

→

ACCC Conductor Shipped to Customer



Proprietary Pultrusion Process

- Raw Materials
  - Carbon fiber
  - Glass Fiber
  - Proprietary Resin

DEWIND




DeWind
BARRICK
First D8.2 Shipped



DEWIND

Renewable Energy

- DeWind acquired in July, 2006
- Founded 1996 in Germany, 570 turbines installed, principally in Europe
  - 1.25 megawatt D6 model, 246 turbines representing 11 million hours
  - 2.0 megawatt D8 model, 50 turbines representing 2 million hours
- Prototype of advanced 2.0 megawatt D8.2 turbine at Cuxhaven – Dec 06
- Prototype of 60Hz version of D8.2 scheduled for Texas installation Q4 07
- Serial production of D8.2 begins Q4 07 at TECO Westinghouse in Texas


1.25 MW - D6


2.0 MW - D8


2.0 MW - D8.2

DEWIND

The D8.2 Advantage

- D8.2 – Only turbine to use optimized Voith WinDrive®
- Based on proven D8 turbine model platform
- Converts variable wind speeds to a constant speed output to drive a synchronous generator at high voltage – directly to the grid
- Eliminates power conversion electronics (problematic reliability)
- Eliminates step-up transformer and additional power conditioning units to meet grid codes
- 55 years of Voith experience with reliable variable speed drive technology


Synchronous Generator
with High Voltage Output
Voith WinDrive®

DEWIND

Turbine Sales & Marketing



Targeting Rapidly Growing Market

- Initial focus on penetrating outside traditional European markets with D8.2 60Hz turbine.
- US Market will grow from 11.6GW in 2006 to 100GW by 2020 according to AWEA.
- Worldwide turbine deliveries projected to be $41.1 billion by 2010.

D8.2 Orders

- Actively in negotiations with several wind farm developers and utility/energy companies for 60Hz D8.2 turbine delivery in 2008,09,10.
- July 9, 2007 WSJ article outlines U.S. shortage of wind turbines – DeWind D8.2 turbines remain one of the few remaining options for 2008-2009 deliveries and offer superior grid compatibility with less maintenance.

Turbine Production

- Manufacturing being transitioned from Europe to the US
- Strategic relationship with TECO Westinghouse Motor Company
  - Initial assembly capacity to be 400 turbines per year
  - Fully ISO certified facility has all of the required infrastructure, operating systems, quality controls, and experienced personnel for high volume manufacturing
  - Relationships with suppliers to assure availability of components – currently have sourced 120 turbine component sets



DeWind's strong in-house engineering team will meet the demands of customers for next turbine models.

COMPOSITE TECHNOLOGY CORPORATION

YTD 2007 Financial Summary

- Fiscal Q3 (June) Revenues = $12.9 million, $34.3 million YTD
  - $7.4 million Cable -314% YOY revenue increase
    - FYTD revenues of $11.7 million.
    - June Qtr profitable - $0.2 million operating income.
  - $5.5 million in Turbine revenue
    - YTD revenues of $22.6 million.
  - 10X revenue growth over YTD for 2006 period.
- Cable order book = $16.2 million (includes Sept qtr revenues)
- Wind order book = $53.0 million (includes Sept qtr revenues)
- Cash balance = $26.2 million on June 30, 2007
  - $9.5M Cash deposits from 2008 turbine orders received
    - 50% received 6/07 and 50% received 8/07.
  - All of 2004 debt due August, 2007 converted into common stock.
  - $10.7 million of Feb, 2007 $22.8M convertible debt has converted to date.
  - June Quarter operating cash burn of $2.4 million.

COMPOSITE TECHNOLOGY CORPORATION

Investment Highlights

Large Market Opportunities

- Utilities in a worldwide transmission build-out/upgrade cycle
- Limited turbine availability in a rapidly growing market

Technology Advantage

- Key patents for ACCC cable granted in 2006 and 2007
- Exclusive use of Voith WinDrive® technology for grid-direct DeWind turbines

Strategic Alliances

- Aluminum stranding of ACCC cable in the US, Europe, Middle East and China
- Turbine manufacturing alliance with TECO-Westinghouse Motor Company

Strong Backlog

- CTC Cable – $16 million with 3 year purchase commitment from China
- DeWind – $53 million in current turbine and turbine parts backlog

Capacity

- Required ACCC core production capacity in operation and rapidly expandable
- Turbine production leveraged through key strategic relationships

Composite Technology Corporation

Summary

- Two "energy efficient" products in the energy sector.
- Distinct technology advantages.
- Providing superior value proposition through efficient energy technologies.
- Both have large addressable markets experiencing rapid growth.
- Significant strategic alliances for deployment into the market.
- Strong $69M revenue backlog.
- Strong management team ready for execution.




04/01/2006



COMPOSITE TECHNOLOGY CORPORATION

Clean and Efficient Energy Technologies







Composite Technology Corporation
2026 McGaw Avenue
Irvine, CA 92614
T (949) 428-8500
F (949) 428-8515

www.compositetechcorp.com

Benton H Wilcoxon, CEO